UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2025
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, the board of directors of MPLX GP LLC, the general partner of MPLX LP (“MPLX” or the "Registrant"), appointed Rebecca L. Iten as Vice President and Controller, effective March 3, 2025. In this capacity, Ms. Iten will be the Registrant’s principal accounting officer. Ms. Iten will succeed Kelly D. Wright, who will cease to serve as Vice President and Controller of MPLX effective March 3, 2025 to accept a role as Vice President Audit of Marathon Petroleum Corporation ("MPC").

Ms. Iten, 44, has served as Assistant Controller, Operations Accounting of MPC since 2022, having previously served as Director, MPLX Corporate Accounting and Reporting of MPLX GP LLC from 2019 to 2022, Supervisor, Financial Analysis and Reporting from 2016 to 2019, and Advanced Analyst, Accounting from 2013 to 2016. During her 10-year career prior to joining MPC, Ms. Iten held various positions of increasing responsibility at companies in the steel, entertainment and real estate industries, primarily in internal and external reporting.

The Registrant does not directly employ any of the personnel responsible for managing and operating the MPLX business. Rather, MPLX contracts with MPC to provide the necessary personnel, all of whom are directly employed by MPC or one of its wholly owned subsidiaries. Ms. Iten will continue to receive an annual base salary from MPC and participate in MPC’s annual cash bonus ("ACB") and long-term incentive ("LTI") programs. Descriptions of the ACB and LTI programs are included in MPLX’s Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 10-K"). Ms. Iten will also be eligible to participate in MPC’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability, and retirement and severance benefits plans, descriptions of which are included in the 2023 10-K.

Other than with respect to the compensation matters described above, there are no arrangements or understandings between Ms. Iten and any other persons pursuant to which Ms. Iten was appointed MPLX’s Vice President and Controller. There are no family relationships between Ms. Iten and any director or executive officer of the Registrant. Ms. Iten's husband has been employed with MPC for over 20 years in a non-officer capacity and is compensated by MPC in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: January 28, 2025	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Chief Legal Officer and Corporate Secretary